                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                    TERRA NOVA INSURANCE (UK) HOLDINGS PLC
                OFFER TO EXCHANGE ITS 7% SENIOR NOTES DUE 2008
          ("EXCHANGE NOTES"), FULLY AND UNCONDITIONALLY GUARANTEED BY
                      TERRA NOVA (BERMUDA) HOLDINGS LTD.
         WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     FOR ANY AND ALL OUTSTANDING 7% SENIOR NOTES DUE 2008 ("OLD NOTES"),
                 PURSUANT TO THE PROSPECTUS DATED_______, 1998

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____, 1998, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (SUCH DATE AND TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
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                 To:  The Chase Manhattan Bank, Exchange Agent

By Hand or Overnight Delivery:     Facsimile Transmissions:    By Registered Or Certified Mail:
                                  (Eligible Institutions Only)
The Chase Manhattan Bank                                           The Chase Manhattan Bank
    450 W. 33rd St.                      (212) 946-8177                450 W. 33rd St.
     15th Floor                                                          15th Floor
New York, New York 10001            To Confirm by Telephone        New York, New York 10001
                                    or for Information Call:
Attention:  Corporate Trust                                       Attention:  Corporate Trust
     Administration                      (212) 946-3352                Administration

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
        FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER
         THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

          The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated _____, 1998 (the "Prospectus"), of Terra Nova Insurance (UK) Holdings plc, a public limited company organized under the laws of England and Wales ("the Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to $100,000,000 aggregate principal amount of its Exchange Notes, which are fully and unconditionally guaranteed by Terra Nova (Bermuda) Holdings Ltd. ("Bermuda Holdings") and which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 7% Senior Notes due 2008 (the "Old Notes"). The Exchange Notes and the Old Notes are collectively referred to as the "Senior Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

          This Letter of Transmittal is to be completed by holders of Old Notes who wish to tender their Old Notes pursuant to the Tender Offer. In addition, either (i) a timely confirmation of a book-entry transfer of Old Notes (a "Book-Entry Confirmation") into an account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus, must be received by the Exchange Agent prior to the Expiration Date, or (ii) the holder must comply with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

          Holders who cannot deliver the documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1. Any financial institution that is a participant in DTC's systems can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants should transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

          The undersigned will be deemed to have tendered a beneficial interest in the Old Notes in exchange for a beneficial interest in Exchange Notes represented by one or more fully registered global receipts, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global receipts will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of Exchange Notes-- General" and "Description of Depositary Agreement" as set forth in the Prospectus.

               In order to participate in the Exchange Offer, the undersigned must complete the appropriate boxes below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

               List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the principal amount of such Old Notes should be listed on a separate signed schedule affixed thereto.


------------------------------------------------------------------------------------
                              Description of Old Notes
------------------------------------------------------------------------------------
     DTC Participant and DTC Participant's                    Principal Amount
          DTC Account Number in which                           of Old Notes
               Old Notes are Held                                Tendered*
------------------------------------------------------------------------------------
                                                            ------------------------
                                                            ------------------------
 -----------------------------------------------------------------------------------
*  The beneficial owner will be deemed to have tendered a beneficial interest in the
   Old Notes in exchange for a beneficial interest in Exchange Notes represented by one or more fully registered global receipts, which will be deposited with, or on behalf of, The Depositary Trust Company and registered in the name of Cede &
   Co., its nominee.
-----------------------------------------------------------------------------------


[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

DTC Account Number ____________________________________________________________

Transaction Code Number _______________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) __________________________________________________

Window Ticket Number (if any) _________________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Eligible Institution that Guaranteed Delivery __________________________

Name of Tendering Institution __________________________________________________

DTC Account Number _____________________________________________________________

Transaction Code Number ________________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
    ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU (I) ARE A BROKER-DEALER, (II) WISH TO RECEIVE 10
    ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS MADE THERETO, (III) WILL RECEIVE EXCHANGE NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR OLD NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND (IV) ACKNOWLEDGE THAT YOU WILL DELIVER THE PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (BY SO ACKNOWLEDGING AND DELIVERING THE PROSPECTUS, YOU WILL NOT, HOWEVER, BE DEEMED TO ADMIT THAT YOU ARE AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

Name ___________________________________________________________________________

Address ________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to conditions of the Exchange Offer described herein and in the Prospectus, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of the Issuer, all right, title and interest in and to such Old Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) to cause the Old Notes tendered hereby to be transferred and exchanged.

   THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES, AND THAT THE ISSUER WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES WHEN THE SAME ARE ACCEPTED BY THE EXCHANGE AGENT, AS AGENT FOR THE ISSUER. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUER, BERMUDA HOLDINGS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

   The undersigned acknowledges that the Issuer is making the Exchange Offer in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") as set forth in certain no-action letters addressed to third parties in other transactions (including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), K-III Communications Corporation (available May 14, 1993) and Shearman & Sterling (available July 2,
1993)). However, neither the Issuer nor Bermuda Holdings has sought its own no-action letter and there can be no assurance that the staff of the Division of Corporation Finance of the Commission would make a similar determination with respect to the Exchange Offer as it has in such no-action letters to third parties. Based on these interpretations by the staff of the Division of Corporation Finance, and subject to the two immediately following sentences, the Issuer believes that the Exchange Notes issued pursuant to this Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder who is a broker-dealer or an "affiliate" of the Issuer or Bermuda Holdings within the meaning of Rule 405 of the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any Person to participate, in a distribution (within the meaning of the Securities Act) of such Exchange Notes. Any holder of Old Notes who is an "affiliate" of the Issuer or Bermuda Holdings or who intends to participate in the Exchange Offer for the purpose of distributing Exchange Notes, or any broker-dealer who purchased Old Notes from the Issuer or Bermuda Holdings to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exception under the Securities Act, (a) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance of the Commission set forth in the above-mentioned interpretive letters, (b) will not be permitted or entitled to tender such Old Notes in the Exchange Offer and (c) must comply with the registration and prospectus delivery requirement of the Securities Act in connection with any sale or other transfer of such Old Notes unless such sale is made pursuant to an exemption from such requirements. In addition, as described below, if any broker-dealer holds Old Notes acquired for its own account as a result of market-making or other trading activities and exchanges such Old Notes for Exchange Notes, then such broker-dealer must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Exchange Notes.

     By exchanging Old Notes for Exchange Notes, the undersigned hereby represents and agrees that (i) it is not an "affiliate" of the Issuer or Bermuda Holdings, (ii) any Exchange Notes to be received by it are being acquired in the ordinary course of its business, and (iii) it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes. A holder of Old Notes which is a broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer represents and agrees that such Old Notes were acquired by such broker-dealer for its own account as a result of market-making or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). A broker-dealer that acquired Existing Notes in a transaction other than as part of its market-making or other trading activities will not be able to participate in the Exchange Offer.

     By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Issuer or Bermuda Holdings of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Issuer or Bermuda Holdings agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Issuer or Bermuda Holdings has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

     The undersigned understands that interest on the Exchange Notes will accrue at the rate of 7% per annum and is payable semi-annually on November 15 and May 15 of each year, commencing on November 15, 1998. Each Exchange Note will bear interest from May 18, 1998, the issue date for the Old Notes. Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes, and will be deemed to have waived the right to receive any interest on such Old Notes accrued from and after May 18, 1998.

     The undersigned recognizes that the holder of Old Notes, when tendering such Old Notes, will be deemed to have tendered its beneficial ownership in such Old Notes in exchange for a beneficial interest in one or more fully registered global receipts, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global receipts will be shown on, and transfers thereof will effected only through, records maintained by DTC and its participants. See "Description of the Exchange Notes--General" and "Description of Depositary Agreement" in the Prospectus.

       All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated under "The Exchange Offer--Withdrawal Rights" in the Prospectus and in this Letter of Transmittal, this tender is irrevocable.

  The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Issuer and Bermuda Holdings in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer," the Issuer and Bermuda Holdings may not be required to accept for exchange any of the Old Notes tendered.

     THE UNDERSIGNED, BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH ABOVE.

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                              HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2 AND 5)
     (NOTE:  SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)
           (COMPLETE ACCOMPANYING INTERNAL REVENUE SERVICE FORM W-9)

    Must be signed by holder(s) exactly as name(s) appear(s) on a security position listing, or by any person(s) authorized to become the holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.


________________________________________________________________________________
                          (Signature(s) of Holder(s))

Date_____________________________________, 1998

Name(s)_________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________
                              (Include Full Title)

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

________________________________________________________________________________
               (Tax Identification or Social Security Number(s))


                              SIGNATURE GUARANTEE
                          (SEE INSTRUCTIONS 2 AND 5)
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by all holders who wish to tender their Old Notes pursuant to the Exchange Offer. Timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

      Holders who wish to tender their Old Notes and who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form made available by the Issuer and Bermuda Holdings, setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent prior to the Expiration Date; and (c) the Book-Entry Confirmation representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be deposited by the Eligible Institution with the Exchange Agent within five NYSE trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

      The Notice of Guaranteed Delivery must be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

      THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER.
IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OTHER REQUIRED DOCUMENTS SHOULD BE SENT TO THE ISSUER OR BERMUDA HOLDINGS.

      The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

      2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if Old Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

      3. INADEQUATE SPACE. If the space provided above is inadequate, any required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

      4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Old Notes may be tendered in whole or in part. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, the number of the account at DTC from which the Old Notes were tendered, the principal amount of the Old Notes to be withdrawn, and the name and number of the account at DTC to be credited with the withdrawn Old Notes, and otherwise comply with the procedures of such facility. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time prior to the Expiration Date by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer and Bermuda Holdings, whose determination shall be final and binding on all parties. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the owner(s) as evidenced by a Book-Entry Confirmation of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as they appear in the Book-Entry Confirmation without alteration, enlargement or any change whatsoever.

      If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If this Letter of Transmittal or any other required documents or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer or Bermuda Holdings, proper evidence satisfactory to the Issuer or Bermuda Holdings of such persons' authority to so act must be submitted.

      If this Letter of Transmittal is signed by a person other than the owner as evidenced by a Book-Entry Confirmation, such Letter of Transmittal must be accompanied by an endorsement or appropriate powers of attorney, in satisfactory form as determined by the Issuer or Bermuda Holdings in their sole discretion and executed by the owner as evidenced by such Book-Entry Confirmation, in either case signed exactly as the name or names of such owner appears on the Book-Entry Confirmation. Signatures on such powers of attorney must be guaranteed by an Eligible Institution.

      6. IRREGULARITIES. The Issuer and Bermuda Holdings will determine, in their sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Issuer and Bermuda Holdings reserve the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Issuer and Bermuda Holdings or their counsel, be unlawful. Neither the Issuer or Bermuda Holdings has any obligation, and will not knowingly, permit acceptances of tenders of Old Notes from affiliates of the Issuer or Bermuda Holdings or from any other holder or holders of Old Notes who are not eligible to participate in the Exchange Offer under applicable law or interpretations thereof by the Commission, or if the Exchange Notes to be received by such holder or holders of Old Notes in the Exchange Offer, upon receipt, will not be tradable by such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of substantially all of the states of the United States. The Issuer and Bermuda Holdings also reserve the absolute right, in their sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Issuer and Bermuda Holdings shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Issuer or Bermuda Holdings shall determine. Neither the Issuer, Bermuda Holdings, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

      7. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

      8. BACKUP FEDERAL INCOME TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9. Under the federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Internal Revenue Service Form W-9 (the "IRS Form W-9") included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the IRS Form W-9, sign and date the IRS Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in
Part I, the Issuer (or the Exchange Agent with respect to the Exchange Notes or a broker or custodian) shall retain 31% of the payments made to the holder during the sixty (60) day period following the date of the IRS Form W-9. If the holder furnishes the Issuer (or the Exchange Agent with respect to the Exchange Notes or a broker or custodian) with its TIN within sixty (60) days after the date of the IRS Form W-9, the Issuer (or the Exchange Agent with respect to the Exchange Notes or such broker or custodian, as the case may be) shall remit such amounts retained during the sixty (60) day period to such holder and no further amounts shall be retained or withheld from payments made to such holder thereafter. If, however, the holder has not provided the Issuer (or the Exchange Agent with respect to the Exchange Notes or such broker or custodian, as the case may be) with its TIN within such sixty (60) day period, the Issuer (or the Exchange Agent with respect to the Exchange Notes or such broker or custodian, as the case may be) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS

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

Form W-9 if Old Notes are registered in more than one name), consult the enclosed instructions to the IRS Form W-9.

     Failure to complete the IRS Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Issuer or the Exchange Agent with respect to the Exchange Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

          9. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
         OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
               DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.


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